EXHIBIT 32.1

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company's chief executive officer certifies as follows:

(a) This Report on Form 10-Q fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b) The information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/Gary W. Ampulski
   ------------------------
   Gary W. Ampulski
   Chief Executive Officer
   Date: September 15, 2003